Fulton Financial Corporation 1 Fulton Financial Corporation Fulton Financial Corporation Investor Presentation Exhibit 99.1

Fulton Financial Corporation

Forward-Looking Statement
Forward-Looking Statement
The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.
Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the
Corporation’s products and services.

Fulton Financial Corporation

Presentation Outline
Presentation Outline
Corporate profile
Relationship banking strategy
Strategic initiatives
Acquisition strategy
Capital
Loan summary
Customer and employee satisfaction
Financial performance

Fulton Financial Corporation

Fulton Financial Profile
Fulton Financial Profile
Regional financial holding company
(formed in 1982)
15 community banks and 3 financial
services affiliates in 5 states
256 community banking offices
Asset size:  $14.6 billion
Market capitalization:   $2.8 billion

Fulton Financial Corporation 5 Where are we located? Where are we located?

Fulton Financial Corporation

FFC Affiliates in Affluent Markets*
FFC Affiliates in Affluent Markets*
County
National
Ranking
Ranking in State
Median HH
Ranking
FFC Affiliate
Fairfax, VA #1 #1 $100,803 Resource Bank
Hunterdon, NJ #5 #1     91,622 Skylands Bank
Morris, NJ #9 #2     89,020 Skylands Bank
Somerset, NJ #10 #3     88,665 Somerset Valley
Howard, MD #11 #1     86,586 Columbia Bank
Montgomery, MD #13 #2     85,763 Columbia Bank
Chester, PA #25 #1     81,043 Fulton Bank
*Source: SNL, Median HH Income 2005

Fulton Financial Corporation

Serving PA’s Strongest
Growth Markets*
Serving PA’s Strongest
Growth Markets*
County Rank
Projected
Population Change
2005-2010
Median HH
Income
Projected HH
Income Change
2005-2010
Chester 1 8.17% $81,043 27.48%
Montgomery 2 2.96     75,725 24.30
Bucks 3 3.87     73,522 21.65
Delaware 4 3.06     62,297 23.15
Cumberland 5 4.10     56,532 19.27
Northampton 7 6.86     54,850 19.78
Berks 8 3.79    53,721 18.98
Lancaster 9 4.67     53,682 17.25
Lehigh 10 5.59     53,351 21.49
York 11 4.92     53,254 17.16
Average 4.80% $61,800 21.05%
17.11%
Average all other
(57) PA Counties 0.26% $41,177
*Source: SNL, Median HH Income 2005

Fulton Financial Corporation 8 Possible Future Expansion Possible Future Expansion

Fulton Financial Corporation

Proven business model
Consistent performance
24 consecutive years of record earnings
32 consecutive years of dividend
increases
10.2% compounded annual growth rate in
dividends per share
8.6% compounded annual growth rate in
earnings per share (last 5 years = 5.5%)
25 bank acquisitions
What have we accomplished?
What have we accomplished?

Fulton Financial Corporation

10-year dividend history
10-year dividend history
0.2104
0.2312
0.2806
0.3089
0.3845
0.4253
0.4750
0.5179
0.2544
0.3444
0.5670
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

Fulton Financial Corporation

Dow Jones U.S. Select Dividend Index
Dow Jones U.S. Select Dividend Index
FFC added on June 1, 2006
Reflected Dividend Performance of the 100
leading U.S. companies
Criteria:
Non-negative five-year dividend-per-share
growth rate
Five-year average dividend to earnings-
per-share ratio of less than or equal to
60%
Three-months average daily trading
volume of 200,000 shares
Index represents approximately 95% of U.S. Market Capitalization

Fulton Financial Corporation 12 Creating Value Creating Value For our Shareholders Employees Customers Communities With People Place Promotion Product Price

Fulton Financial Corporation 13 Our Relationship Strategy Our Relationship Strategy Long-term successful employees Long-term successful customers Long-term successful shareholders

Fulton Financial Corporation

Stock Performance (1982 -
2005)
Stock Performance (1982 -
2005)
WITHOUT dividend reinvestment:
14% compounded annual rate of return
WITH dividend reinvestment:
18% compounded annual rate of return

Fulton Financial Corporation

Corporate Strategic Priorities
Corporate Strategic Priorities
Producing above average long term
shareholder returns
Driving EPS growth organically and
acquisitively
Creating financial success together with our
customers
Creating career success together with our
employees
Enriching the communities we serve
Managing risk comprehensively
Deploying capital prudently

Fulton Financial Corporation

Most Recent Acquisition
Most Recent Acquisition
The Columbia Bank
•Acquired on 2/1/06 Assets of $1.3 billion
•Headquartered in Columbia, MD
•25 offices in Howard, Frederick, Montgomery,
Prince George’s, Baltimore Counties and
Baltimore City

Fulton Financial Corporation

Columbia Bank
Overview
Columbia Bank
Overview
Consistently one of the fastest growing
and most profitable de novo institutions
since its founding in 1987
Focused on building a premier
community banking franchise in the
Baltimore / Washington corridor
Prior to acquisition 4th
largest
independent commercial banking
company in Central Maryland

Fulton Financial Corporation

Columbia Bank Footprint
Columbia Bank Footprint
MARYLAND
Branch office
Headquarters office
Washington
D.C
Full Service    Retirement
Branches Branches
Baltimore County/City                      3                    3
Howard County                                  9                2
Montgomery County                          3                    --
Prince George’s County                     5                           --
Total                                      20     5
Baltimore
Howard
Montgomery
Prince
George’s
Harford
Carroll
Frederick
Anne
Arundel
Baltimore City

Fulton Financial Corporation

Columbia Bank Demographics
Columbia Bank Demographics
Vibrant and diverse Baltimore / Washington corridor
economy providing excellent growth opportunities
Affluent, well-educated retail customer base
Concentration of small and mid-sized businesses
Large, stable government employment base
Attractive location for “new economy” firms
Median household income in Howard and Montgomery
Counties = 1st
and 2nd
in Maryland
Bank market share in Howard County = 16.7% on 6/30/05

Fulton Financial Corporation

Strong performance
Asset quality
High growth areas
Dynamic market demographics
Talented and dedicated staff
Compatible corporate culture
What do we look for?
What do we look for?

Fulton Financial Corporation

Acquisitions In New Markets
Acquisitions In New Markets
What changes?
Loan review
Investments
Asset/liability
management
Compliance
Audit / Accounting
What stays the same?
Bank name
Board of Directors
Management team
Employees
Community involvement
and support

Fulton Financial Corporation

Our Business Model
Our Business Model
Affiliate knows local markets best
Maintains established local brand value
Proprietary retail expertise and strategy
Prestigious jobs in local markets
Pricing autonomy
Performance goals
Affiliate plan execution

Fulton Financial Corporation

Increased income diversification due to
introduction of new products and services
Continued local autonomy and
decision-making
Increased lending capacity
Additional capital
Proven merger/conversion expertise
Reduced expenses
Benefits To New Affiliates
Benefits To New Affiliates

Fulton Financial Corporation

Investment
management
Brokerage  services
Insurance
(whole life, term life,
long-term care
through Advisors)
Cash management
Health Savings
Accounts
Debit/credit cards
Residential mortgages
Specialized lending
(leasing and indirect)
International services
Correspondent
banking
On-line banking
Affiliate New Product Availability
Affiliate New Product Availability

Fulton Financial Corporation 25 Other Income As a Percent of Total Income Other Income As a Percent of Total Income 22.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 96 97 98 99 00 01 02 03 04 05 6/06

Fulton Financial Corporation

Capital (6/30/06)
Total Capital (GAAP): $1.4 billion
Total Regulatory Capital: $1.2 billion
Ratios:
• Total Risk-Based Capital 11.55%
• Tier 1 Risk-Based Capital 9.63%
• Leverage Capital 7.67%

Fulton Financial Corporation 27 Loan Diversification (6/30/06) Loan Diversification (6/30/06) 29% 30% 21% 14% 6% Commercial Commercial Mortgage Res Mtg and Home Equity Construction Consumer and other

Fulton Financial Corporation

38 relationships with commitments to lend
of $20 million or more
Maximum individual commitment of
$33 million
Average commercial loan size is $215,000
Loans and corresponding relationships are within
Fulton’s geographic market area
Summary of Larger Loans
Summary of Larger Loans

Fulton Financial Corporation

Commercial Loan Concentration
By Industry
(as of 6/30/06)
Commercial Loan Concentration
By Industry
(as of 6/30/06)
Industry %
Construction 26.1
RE - Investor - Owned 21.2
Services 15.3
Manufacturing 6.9
Retail 6.2
Health Care 6.1
Agriculture 5.1
Wholesale 4.7
Other 2.9
Financial Services 2.1
Arts and Entertainment 1.9
Transportation 1.5
100.0

Fulton Financial Corporation

Short-term rating P-1
Long-term rating
Issuer A-2
Lead Bank Deposits A-1
Outlook                                  Stable
Credit Ratings
Credit Ratings
Moody’s Investor Services
Short-term rating F-1
Long-term rating A
Outlook                                   Stable
Fitch Ratings
Standard & Poors
Credit rating BBB+
Outlook                    Stable
Dominion Bond Rating Service
Credit rating A
Outlook                     Stable

Fulton Financial Corporation 31 Employee Retention Employee Retention 0 10 20 30 40 50 60 70 80 90 100 2001 2002 2003 2004 2005 Exempt Non-exempt Overall

Fulton Financial Corporation

Employee Opinion Survey
Employee Opinion Survey
Quality and
Improvement
Commitment
Immediate
Supervisor
Job Satisfaction
Service Climate
Company Image
Training and
Development
Organizational
Leadership
Work Process
Communication
Pay and Benefits
Teamwork and
Collaboration
(Survey administered by BAI Survey Services)

Fulton Financial Corporation

Employee Opinion Survey
Employee Opinion Survey
Conducted every three years
Over 3,000 employees surveyed (85%)
Completed in June 2005
FFC responses exceed BAI national
averages in 10 of the 12 categories

Fulton Financial Corporation

Customer Satisfaction (Fall 2005)
Customer Satisfaction (Fall 2005)
*Retail:
•
90% extremely/very satisfied
Commercial:
•
90% extremely/very satisfied
Fulton Financial Advisors:
•
80+% very satisfied/satisfied
Fulton Mortgage Company:
•
99% of expectations met/exceeded
•
98% would recommend FMC to others
*Compared to national average of 62%
Source: 2005 American Banker/Gallup Consumer Survey

Fulton Financial Corporation

Quarter ended June 30, 2006
Quarter ended June 30, 2006
$46.7 million Net income
(12.3% increase over 2005)
$  0.27 Net income per share
(8.0% increase over 2005)
$  0.1475  Cash dividends per share
(6.8% increase over 2005)
1.32% Return on assets
13.01% Return on equity
24.87% Return on tangible equity

Fulton Financial Corporation

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Greater Bay Bancorp

Fulton Financial Corporation

Income Statement Summary
(6/30/06)
Income Statement Summary
(6/30/06)
2006 2005 $ %
Net Interest Income
237,890 $
198,170 $   39,720 $     20%
Loan Loss Provision
(1,880)
(1,530)         (350)            23%
Other Income
68,540
69,440        (900)            -1%
Securities Gains
4,070
4,730          (660)            -14%
Other Expenses
(178,800)
(152,010)    (26,790)       18%
Income Taxes
(39,240)
(35,760)       (3,480)         10%
Net Income 90,580 $     83,040 $     7,540 $       9%
(dollars in thousands)

Fulton Financial Corporation

Average Loan Growth
(6/30/06)
Average Loan Growth
(6/30/06)
2006 2005 $ %
Commercial 2,700 $        2,310 $      390 $     17%
Comm'l Mort 2,990           2,490         500        20%
Resid Mort/HE 1,990           1,670         320        19%
Construction 1,270           670           600        90%
Cons./Other 590              540           50          9%
Total Loans 9,540 $        7,680 $      1,860     24%
(dollars in millions)

Fulton Financial Corporation

Organic Loan Growth
(6/30/06)
Organic Loan Growth
(6/30/06)
2006 2005 $ %
Commercial 2,400 $        2,310 $      90 $       4%
Comm'l Mort 2,740           2,490         250        10%
Resid Mort/HE 1,750           1,670         80          5%
Construction 880              670           210        31%
Cons./Other 580              540           40          7%
Total Loans 8,350 $        7,680 $      670        9%
(dollars in millions)

Fulton Financial Corporation 40 Net Interest Margin (6/30/06) Net Interest Margin (6/30/06) 3.81 3.62 3.89 3.50 3.75 4.00 4.25 4.50 4.75 FFC Peer Top 50

Fulton Financial Corporation

Asset/Liability Management
6/30/06
Asset/Liability Management
6/30/06
Interest rate “shocks”
Rate Change NII Change (Annual) % Change
+300 bp + $ 10.7 million +  2.2%
+200 bp + $   7.1 million +  1.5%
+100 bp  + $   3.6 million +  0.7%
- 100 bp - $ 10.0 million - 2.1%
- 200 bp - $ 22.4 million - 4.6%
- 300 bp - $ 38.7 million - 8.0%

Fulton Financial Corporation

Yield Curve - Rate Shocks
Yield Curve - Rate Shocks
Treasury Yields at Different Rate Shocks
Quarter Ending 6/30/06
0.00
2.00
4.00
6.00
8.00
10.00
1 2 3 4 5 6 7 8
Year
-300
-200
-100
Flat
100
200
300

Fulton Financial Corporation 43 Loan Mix (6/30/06) Loan Mix (6/30/06) Fixed 33% Floating 40% Adjustable 27%

Fulton Financial Corporation

Investment Portfolio
(6/30/2006)
Investment Portfolio
(6/30/2006)
ENDING MODIFIED
BALANCE DURATION CREDIT RATING
(000's)
Mortgage-backed securities 1,399.1 $         2.54 AAA
Municipal bonds 452.4               3.80 AAA
Collateralized mortgage obligations 398.5               2.32 AAA
U.S. Treasuries and agencies 348.5               2.55 AAA
Corporate & trust preferred securities 69.5                 10.01 various - 5 yr call
FHLB stock 75.6                 na AAA
Bank stock 76.0                 na Not rated
Other investments 21.7                 na AAA
Unrealized gain - bank stock (1.9)
Unrealized loss-bonds (95.6)
Total Investments 2,743.8 $         2.89

Fulton Financial Corporation 45 Bank Stock Gains (percent contribution to EPS) Bank Stock Gains (percent contribution to EPS) 0 1 2 3 4 5 6 7 8 9

Fulton Financial Corporation 46 Funding Sources (6/30/06) Funding Sources (6/30/06) 73% 16% 10% 1% Deposits and Customer Repurchase Agreements Borrowings GAAP Capital Other Liabilities

Fulton Financial Corporation

Average Deposit Growth
(6/30/06)
Average Deposit Growth
(6/30/06)
2006 2005 $ %
Nonint DDA 1,810 $      1,540 $      270 $     18%
Int DDA 1,670         1,490         180        12%
Savings/MMDA 2,330         1,950         380        19%
CD's 3,910         3,000         910        30%
Cash Mgt 460            390           70          18%
Total Deposits 10,180 $     8,370 $      1,810 $  22%
(dollars in millions)

Fulton Financial Corporation

Organic Deposit Growth
(6/30/06)
Organic Deposit Growth
(6/30/06)
2006 2005 $ %
(dollars in millions)
Nonint DDA 1,540 $      1,540 $      - $      0%
Int DDA 1,500         1,490         10          1%
Savings/MMDA 2,060         1,950         110        6%
CD's 3,360         3,000         360        12%
Cash Mgt 330            390           (60)         -15%
Total Deposits 8,790 $      8,370 $      420 $     5%

Fulton Financial Corporation 49 Net Charge-Offs To Loans (6/30/06) Net Charge-Offs To Loans (6/30/06) 0.14 0.14 0.02 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 FFC Peer Top 50

Fulton Financial Corporation 50 Nonperforming Assets To Assets (6/30/06) Nonperforming Assets To Assets (6/30/06) 0.37 0.31 0.29 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 FFC Peer Top 50

Fulton Financial Corporation

Other Income Detail
(6/30/06)
Other Income Detail
(6/30/06)
2006 2005 $ %
(dollars in thousands)
Invt Mgt & Trust 19,090 $      17,980 $      1,110 $    6%
Mort. Sales Gains 9,960           11,950         (1,990)      -17%
Overdraft Fees 9,430           8,370           1,060       13%
Service Charges 7,240           7,090           150          2%
Cash Mgt Fees 4,470           3,830           640          17%
Success Card Fees 3,610           3,080           530          17%
Other 14,740         17,140         (2,400)      -14%
Total 68,540 $      69,440 $      (900) $      -1%

Fulton Financial Corporation

Internal Results
(6/30/06)
Internal Results
(6/30/06)
2006 2005 $ %
(dollars in thousands)
Invt Mgt & Trust 18,660 $      17,980 $      680 $          4%
Mort. Sales Gains 9,470           11,950         (2,480)         -21%
Overdraft Fees 9,040           8,370           670             8%
Service Charges 6,540           7,090           (550)            -8%
Cash Mgt Fees 4,430           3,830           600             16%
Success Card Fees 3,560           3,080           480             16%
Other 13,870         17,140         (3,270)         -19%
Total 65,570 $      69,440 $      (3,870) $      -6%

Fulton Financial Corporation 53 Efficiency Ratio (6/30/06) Efficiency Ratio (6/30/06) 55.7 58.7 56.1 50.00 52.00 54.00 56.00 58.00 60.00 62.00 FFC Peer Top 50

Fulton Financial Corporation

Other Expense Detail
(6/30/06)
Other Expense Detail
(6/30/06)
2006 2005 $ %
(dollars in thousands)
Salaries & Benefits 103,320 $    89,530 $      13,790 $   15%
Occupancy & Equip. 24,680         20,000         4,680        23%
DP/Software/Telecom 12,400         11,610         790           7%
Amortization 3,860           2,350           1,510        64%
Other Expenses 34,540         28,520         6,020        21%
Total 178,800 $    152,010 $    26,790 $   18%

Fulton Financial Corporation

Internal Results
(6/30/06)
Internal Results
(6/30/06)
2006 2005 $ %
(dollars in thousands)
Salaries & Benefits 91,040 $      89,530 $      1,510 $     2%
Occupancy & Equip. 20,880         20,000         880           4%
DP/Software/Telecom 11,110         11,610         (500)          -4%
Amortization 2,210           2,350           (140)          -6%
Other Expenses 29,710         28,520         1,190        4%
Total 154,950 $    152,010 $    2,940 $     2%

Fulton Financial Corporation

Looking Ahead
Looking Ahead
Focus on:
EPS growth
Non-interest income
Organic growth
Strong asset quality
Value-creating acquisitions
Net interest margin expansion
Improved efficiency

Fulton Financial Corporation

Planned In-Market Consolidation
Planned In-Market Consolidation
Premier Bank (Bucks and
Montgomery Counties, PA) to merge
with Fulton Bank as Fulton Division
First Washington State Bank (Mercer,
Monmouth and Ocean Counties, NJ)
to merge with The Bank and operate
as The Bank
To be finalized Q4/06 or Q1/07

Fulton Financial Corporation 58 Fulton Financial Corporation Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com

Fulton Financial Corporation 59 Where are we located? Where are we located?

Fulton Financial Corporation 60 Possible Future Expansion Possible Future Expansion